                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        THE ADVISORS' INNER CIRCLE FUND
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                     same
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         N/A
         -----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         N/A
         -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

         N/A
         -----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         N/A
         -----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
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     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------

     3)  Filing Party:
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     4)  Date Filed:
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

                        TURNER GROWTH EQUITY PORTFOLIO
                          TURNER SMALL CAP PORTFOLIO
                         TURNER FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

                      IMPORTANT  SHAREHOLDER  INFORMATION
--------------------------------------------------------------------------------

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY CARD, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR PORTFOLIO. IF YOU SIMPLY SIGN THE PROXY CARD WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES. YOU WILL RECEIVE ONE PROXY CARD FOR EACH PORTFOLIO IN WHICH YOU OWN SHARES.

WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT YOUR PORTFOLIO WILL NOT NEED TO CONDUCT ADDITIONAL MAILINGS. WHEN SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO MAKE FOLLOW-UP SOLICITATIONS, WHICH MAY COST YOUR PORTFOLIO MONEY.

PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE. THANK YOU.

--------------------------------------------------------------------------------

                        THE ADVISORS' INNER CIRCLE FUND

                        THE ADVISORS' INNER CIRCLE FUND

                        TURNER GROWTH EQUITY PORTFOLIO
                          TURNER SMALL CAP PORTFOLIO
                         TURNER FIXED INCOME PORTFOLIO


Dear Shareholder:

     A Special Meeting of Shareholders of the Turner Growth Equity, Turner Small Cap, and Turner Fixed Income Portfolios (each a "Portfolio" and, together, the "Portfolios") of The Advisors' Inner Circle Fund has been scheduled for Monday, April 15, 1996. If you are a Shareholder of record as of the close of business on February 23, 1996, you are entitled to vote at the meeting for any adjournment of the meeting.

     While you are, of course, welcome to join us at the meeting, most Shareholders cast their votes by filling out and signing the enclosed Proxy Card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

     The attached Proxy Statement is designed to give you information relating to the proposal which you will be asked to vote upon. We encourage you to support the Trustees' recommendation. The proposal described in the Proxy Statement relates to the following matter:

1. APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (THE "AGREEMENT") BETWEEN THE ADVISORS' INNER CIRCLE FUND (THE "TRUST"), ON BEHALF OF THE TURNER GROWTH EQUITY, TURNER SMALL CAP AND TURNER FIXED INCOME PORTFOLIOS, AND THE TURNER FUNDS ("TURNER FUNDS"), ON BEHALF THE GROWTH EQUITY, SMALL CAP, AND FIXED INCOME FUNDS.

     Your vote is important to us. Please do not hesitate to call 1-800-932-7781 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Portfolios.


                                    Sincerely,

                                    /s/ David G. Lee

                                    David G. Lee
                                    President

                        THE ADVISORS' INNER CIRCLE FUND
                                2 OLIVER STREET
                               BOSTON, MA  02109

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                April 15, 1996

     Notice is hereby given that a Special Meeting of Shareholders of the Turner Growth Equity Portfolio, the Turner Small Cap Portfolio and the Turner Fixed Income Portfolio (each a "Portfolio" and, together, the "Portfolios") of The Advisors' Inner Circle Fund (the "Trust") will be held at the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Monday, April 15, 1996 at 10:00 a.m.

     At the Meeting, Shareholders of each Portfolio will be asked to consider and act upon a proposed Agreement and Plan of Reorganization and Liquidation pursuant to which each Portfolio will transfer all of its assets and liabilities to, as appropriate, the Growth Equity Fund, the Small Cap Fund, and the Fixed Income Fund (each a "Fund" and, together, the "Funds") of the Turner Funds ("Turner Funds"), in exchange for shares of the applicable Fund. This proposal, which is more fully described in the attached Proxy Statement, is as follows:

1. APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (THE "AGREEMENT") BETWEEN THE ADVISORS' INNER CIRCLE FUND (THE "TRUST"), ON BEHALF OF THE TURNER GROWTH EQUITY, TURNER SMALL CAP AND TURNER FIXED INCOME PORTFOLIOS, AND THE TURNER FUNDS ("TURNER FUNDS"), ON BEHALF OF THE GROWTH EQUITY, SMALL CAP, AND FIXED INCOME FUNDS.

     In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

                              BY ORDER OF THE BOARD OF TRUSTEES

                              /s/ Richard W. Grant

                              RICHARD W. GRANT, SECRETARY


     All Shareholders are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

     Shareholders of record at the close of business on February 23, 1996 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


March 8, 1996

                        THE ADVISORS' INNER CIRCLE FUND
                                2 OLIVER STREET
                               BOSTON, MA  02109

                                PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust") for use at the Special Meeting of Shareholders to be held on Monday, April 15, 1996 at 10:00 a.m. at the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, and at any adjourned session thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of the Turner Growth Equity, the Turner Small Cap, and the Turner Fixed Income Portfolios (each a "Portfolio" and, together, the "Portfolios") of the Trust of record at the close of business on February 23, 1996 ("Shareholders"), are entitled to vote at the Meeting. As of February 23, 1996, the approximate number of units of beneficial interest ("shares") issued and outstanding for each of the Portfolios is set forth below:

                                              SHARES OUTSTANDING AS
                                              ---------------------
PORTFOLIOS                                    OF FEBRUARY 23, 1996
----------                                    ---------------------

Turner Growth Equity                              6,877,054.7570
Turner Small Cap                                    777,957.8030
Turner Fixed Income                                      10.0000

Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting.

     In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SFM, the administrator and shareholder servicing agent for the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of the solicitation will be borne by Turner Investment Partners, Inc. ("Turner Partners"). The proxy and this Proxy Statement are being mailed to Shareholders on or about March 8, 1996.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

PROPOSAL I.    APPROVAL OF AN AGREEMENT AND PLAN OF
               REORGANIZATION AND LIQUIDATION.

INTRODUCTION

     The Board of Trustees of the Trust is recommending that Shareholders of the Portfolios approve an Agreement and Plan of Reorganization and Liquidation (the "Agreement") between the Trust, on behalf of the Turner Growth Equity, Turner Small Cap, and Turner Fixed Income Portfolios, and the Turner Funds ("Turner Funds"), on behalf of the Growth Equity, Small Cap, and Fixed Income Funds (each a "Fund" and, together, the "Funds"). The Agreement provides for the transfer of all of the assets of the Trust's Portfolios to the Turner Funds in exchange solely for shares of beneficial interest of the Turner Funds and the assumption by the Turner Funds of the liabilities of the Portfolios and the distribution of Turner Funds' shares to the Shareholders of the Portfolios in liquidation of the Portfolios (the "Reorganization"). A copy of the Agreement is attached to this Proxy Statement as Exhibit A. The description of the Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit A.


SUMMARY OF THE TRANSACTION

     The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Turner Growth Equity, Turner Small Cap, and Turner Fixed Income Portfolios of the Trust to vote on an Agreement pursuant to which each of the Portfolios will transfer all of its assets and liabilities to one of three newly-organized portfolios of the Turner Funds in exchange for shares of the Turner Funds' Growth Equity, Small Cap, and Fixed Income Funds. Once shares of the Turner Funds have been distributed to Shareholders of the Portfolios, the Portfolios will be liquidated.


DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

     The Agreement dated February 12, 1996, by and between the Trust, on behalf of the Portfolios, and the Turner Funds, on behalf of the Funds, provides for the transfer of all or substantially all of the assets of the Portfolios solely in exchange for the assumption by Turner Funds of all or substantially all of the liabilities and units of beneficial interest of the Portfolios, followed by the distribution on the closing date of such Turner Funds' shares to the holders of units of beneficial interest of the Portfolios' shares. On the closing date for the Reorganization, the Portfolios will assign, deliver, and otherwise transfer all of their assets and assign all or substantially all of their liabilities to Turner Funds free and clear of all liens and encumbrances, and the Turner Funds will acquire all the assets and will assume all such liabilities, in exchange for all of the Portfolios' shares outstanding immediately prior to the effective time of the closing. In addition, the Agreement provides that the net asset value per share of the Portfolios and the Turner Funds and the number of shares of the Turner Funds issued in exchange for shares of the Portfolios will be equal. On the closing date for the Reorganization, all or substantially all of the assets and liabilities of the Portfolios will be exclusively assigned to and assumed by the Turner Funds, and all debts, liabilities, obligations and duties of the Portfolios, to the extent that they exist at the closing, shall attach to the Turner Funds and may be enforced against the Turner Funds to the same extent as if they had been incurred by the Turner Funds.

     After the transfer of Shares from the Turner Funds to the Portfolios, the Portfolios will liquidate, and the full and fractional shares of the Turner Funds received by the Portfolios will be distributed to the Shareholders of record of the Portfolios as of the closing in exchange for their respective shares in complete liquidation of the Portfolios. Each Shareholder of the Portfolios will receive the same number of Turner Funds shares as he or she owned at the time of the closing. This liquidation and distribution will be accompanied by the establishment of an account on the share records of the Turner Funds in the name of each Shareholder of the Portfolios and representing the respective number of Turner Funds' shares distributed to such Shareholder. Thereafter, the Portfolios will take all necessary and proper steps to effect the complete termination of the Portfolios.

     The Agreement also provides that the Turner Funds will receive, prior to the closing, an opinion of counsel for the Portfolios to the effect that: (i) the Portfolios are duly organized and validly existing series of the Trust under the laws of the Commonwealth of Massachusetts; (ii) that the Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"); (iii) that the Agreement and the execution of the Agreement have been duly authorized and approved by all requisite action of the Portfolios and has been duly executed and delivered by the Trust on behalf of the Portfolios and is a valid and binding obligation of the Portfolios, subject to applicable bankruptcy, insolvency, fraudulent conveyance, and similar laws or court decisions regarding enforcement of creditors' rights generally; and (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for the Portfolios to enter into the Agreement or carry out its terms that has not been obtained other than where the failure to obtain such consent, approval, order, or authorization would not have a material adverse affect on the operations of the Portfolios.

     In addition, Portfolios shall have received an opinion of counsel for the Turner Funds to the effect that: (i) each portfolio of the Turner Funds is a duly organized and validly existing series of the Turner Funds under the laws of the Commonwealth of Massachusetts; (ii) the Turner Funds is an open-end management investment company registered under the 1940 Act; (iii) the Agreement and the Reorganization provided for herein in the execution of the Agreement have been duly authorized and approved by all requisite corporate action of the Turner Funds and the Agreement has been duly executed and delivered by the Turner Funds and is a valid and binding obligation of the Turner Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administration or regulatory agency is required for Turner Funds to enter into the Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not a material adverse effect on the operations of the Turner Funds; and (v) the Turner Funds shares to be issued in the reorganization have been duly authorized and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid, and non-assessable.


TAX CONSEQUENCES OF THE REORGANIZATION

     At the time of the closing, the Portfolios and the Turner Funds shall have received an opinion of counsel substantially to the effect that for federal income tax purposes: (1) no gain or loss will be recognized to the Portfolios upon the transfer of their assets in exchange, solely for Turner Funds' shares and the assumption by the Turner Funds of the Portfolios' stated liabilities;
(2) no gain or loss will be recognized to the Turner Funds on their receipt of the Portfolios' assets in exchange for Turner Funds' shares and the assumption by the Turner Funds of the Portfolios' liabilities; (3) the basis of the Portfolios' assets in the Turner Funds hands will be the same as the basis of those assets in the Portfolios' hands immediately before the conversion; (4) the Turner Funds' holding period for the assets transferred to the Turner Funds by the Portfolios will include the holding period of those assets in the Portfolios' hands immediately before the conversion; (5) no gain or loss will be recognized to the Portfolios on the distribution of Turner Funds' shares to the Portfolios' shareholders in exchange for their shares of the Portfolios; (6) no gain or loss will be recognized to a shareholder of a Portfolio as a result of the Portfolio's distribution of Turner Funds' shares to that Portfolio's shareholder in exchange for the Portfolio's shareholder's shares of the Portfolio; (7) the basis of the Turner Funds' shares received by a Portfolio's shareholders will be the same as the adjusted basis of that Portfolio's shareholders' shares of the Portfolio surrendered in exchange therefor; and (8) the holding period of the Turner Funds' shares received by a Portfolio's shareholders will include the Portfolio's shareholders' holding period for a Portfolio's shareholders' shares of the Portfolio surrendered in exchange therefore, provided that said Portfolio's shares were held as capital assets on the date of the conversion.

     The Reorganization is expected to qualify as a "reorganization" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), with each of the Turner Funds and the Portfolios being "parties to a reorganization" within the meaning of Section 368(b) of the Code. As a consequence, the Reorganization will be tax-free for each of the Turner Funds and the Portfolios, their respective Shareholders.


DESCRIPTION OF THE PORTFOLIOS

     The Trust has been organized under Massachusetts law as a business trust pursuant to a Declaration of Trust dated July 18, 1991. The Trust is an open-end management investment company registered under the 1940 Act, and has authorized capital consisting of an unlimited number of units of beneficial interest without par value of separate series of the Trust. Each of the Portfolios is a duly organized and validly existing series of the Trust.

     The Turner Growth Equity Portfolio seeks capital appreciation. It invests in a diversified portfolio of common stocks that, in the opinion of its adviser, have strong earnings growth potential. The Turner Small Cap Portfolio seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks of issuers with market capitalizations that are not more than $1 billion that the Portfolio's adviser believes offers strong earnings growth potential. The Turner Fixed Income Portfolio seeks total return through both current income and capital appreciation. It invests primarily in fixed income securities of varying maturities.

     Turner Partners serves as investment adviser to each Portfolio pursuant to an Investment Advisory Agreement dated February 21, 1992. The Portfolios' Advisory Agreement with Turner Partners provides, in part, that Turner Partners makes investment decisions for the assets of each Portfolio and continuously reviews, supervises and administers each Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services, Turner Partners is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .75%, the average daily net assets of the Turner Growth Equity Portfolio, 1.00% of those of the Turner Small Cap Portfolio, and .50% of those of the Turner Fixed Income Portfolio. Turner Partners has voluntarily agreed to waive all or a portion of its fee and to reimburse expenses of the Turner Small Cap and Turner Fixed Income Portfolios in order to limit their total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.25% and .75%, respectively. Turner Partners reserves the right, in its sole discretion, to terminate these voluntary fee waivers and reimbursements at any time. Absent these fee waivers and expense reimbursements, the total operating expenses of the Turner Small Cap Portfolio and the Turner Fixed Income Portfolio during the most recent fiscal year would have been 1.92% and 1.65%, respectively.

DESCRIPTION OF THE TURNER FUNDS

     The Turner Funds has been organized under Massachusetts law as a business trust pursuant to an Agreement and Declaration of Trust dated February 1, 1996. The Turner Funds is an open-end management investment company registered under the 1940 Act which has authorized capital consisting of an unlimited number of units of beneficial interest, each with a par value of $.00001, of each of the separate series of Turner Funds. The Growth Equity Fund, the Small Cap Fund, and the Fixed Income Fund are each duly organized and validly existing series of Turner Funds.

     The Growth Equity Fund seeks capital appreciation by investing in a diversified portfolio of common stocks that, in the opinion of its investment adviser, have a strong earnings growth potential. This Fund has the same investment objective as the Turner Growth Equity Portfolio. The Small Cap Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $1 billion that the Fund's adviser believes offer strong earnings growth potential. This Fund has the same investment objective as the Turner Small Cap Portfolio. The Fixed Income Fund seeks total return with both current income and capital appreciation by investing primarily in fixed income securities of varying maturities. This Fund has the same investment objective as the Turner Fixed Income Portfolio.

     Turner Partners serves as investment adviser to each series of the Turner Funds. The Investment Advisory Agreement between Turner Partners and Turner Funds is substantially identical to the Investment Advisory Agreement that exists between Turner Partners and the Trust, on behalf of the Portfolios. Significantly, both Investment Advisory Agreements provide for the same fees, duties, and standards of care. For its services, Turner Partners is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .75% of the average daily net assets of each the Growth Equity Fund, .50% of those of the Fixed Income Fund and 1.00% of those of the Small Cap Fund. Turner Partners has voluntarily agreed to waive all or a portion of its fee and to reimburse expenses of the Fixed Income Fund and the Small Cap Fund in order to limit their total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 0.75% and 1.25%, respectively. Turner Partners reserves the right, in its sole discretion, to terminate these voluntary fee waivers and reimbursements at any time. Absent these fee waivers and expense reimbursements, total operating expenses for the Small Cap Fund and the Fixed Income Fund are estimated to be 1.70% and 1.20%, respectively.

     The tables below set forth comparative fee information (after waivers and reimbursements) for both the Portfolios and the Funds:

                             Turner Growth
                             Equity          Growth Equity
                             Portfolio (1)   Fund (1)
                             -------------   -------------
Advisory Fees                     .75%            .75%
Other Expenses                    .28%            .28%
Total Operating Expenses         1.03%           1.03%


                             Turner Small
                             Cap             Small Cap
                             Portfolio (2)   Fund (3)
                             -------------   -------------
Advisory Fees                     .33%            .55%
Other Expenses                    .92%            .70%
Total Operating Expenses         1.35%           1.25%


                             Turner Fixed
                             Income          Fixed Income
                             Portfolio (2)   Fund (3)
                             -------------   -------------
Advisory Fees                     .00%            .05%
Other Expenses                    .75%            .70%
Total Operating Expenses          .75%            .75%

(1) "Other Expenses" do not reflect the Adviser's use of arrangements whereby certain broker-dealers have agreed to pay expenses in return for the direction to them of brokerage transactions. As a result of these arrangements, "Other Expenses" and "Total Operating Expenses" equal .19% and .94%, respectively.

(2) The "Advisory Fees" and "Other Expenses" shown reflect voluntary waivers and/or reimbursements by the Adviser. Absent such waivers and/or reimbursements, "Advisory Fees" for the Turner Small Cap Portfolio and Turner Fixed Income Portfolio would be 1.00% and .50%, respectively; "Other Expenses" would be .92% and 1.15%, respectively; and "Total Operating Expenses" would be 1.92% and 1.65%, respectively.

(3) The Adviser has agreed, on a voluntary basis, to waive its advisory fee for the Small Cap Fund and the Fixed Income Fund to the extent necessary to keep the "Total Operating Expenses" of the Funds from exceeding 1.25% and .75%, respectively. The Adviser reserves the right to terminate its waivers at any time in its sole discretion. Absent such waivers and/or reimbursements, "Advisory Fees" for the Small Cap Fund and Fixed Income Fund would be 1.00% and .50%, respectively, and "Total Operating Expenses" would be 1.70% and 1.20%, respectively.

     In addition to these differences in fees, one of the principal differences between the Funds and the Portfolios is that the Funds' shareholders get one vote for each dollar and a proportionate fractional vote for each fraction of a dollar they have invested in the Funds. In contrast, Shareholders of the Portfolios get one full vote for each share held and a proportionate fractional vote for each fraction share held. Another difference between the Trust and the Turner Funds is that each has a different Board of Trustees. However, each Fund has the same administrator, distributor, custodian and transfer agent as the Portfolios.


REASONS FOR THE REORGANIZATION

     Turner Investment Partners, Inc. has served as investment adviser to each of the Portfolios since its inception. Each Portfolio is a separate series of the Trust, a Massachusetts business trust that has numerous other Portfolios advised by a variety of investment advisers. In the interests of obtaining increased flexibility respecting investment management and operational issues, Turner Partners determined to propose the transfer the assets of the Turner Growth Equity, Turner Small Cap, and Turner Fixed Income Portfolios from the Trust to newly-organized portfolios of the Turner Funds. Each of the newly-organized portfolios has an investment objective identical to that of the corresponding Portfolio of the Trust. It is believed that the total operating expenses of Turner Funds and each of its portfolios will be equal to or lower than that of the corresponding Portfolios of the Trust.


CONSIDERATIONS OF THE TRUSTEES OF THE TRUST

     At a Meeting held on February 12, 1996, the Trustees of the Trust reviewed the Agreement and determined that the Reorganization is in the best interests of the Portfolios and the Shareholders of the Portfolios, and that the interests of the Portfolios' Shareholders will not be diluted as a result of the Reorganization.

     In making this determination, the Trustees carefully reviewed the terms and provisions of the Agreement, the compatibility of the objectives, policies and restrictions of the Portfolios and the Turner Funds, the tax consequences of the Reorganization to the Portfolios and its Shareholders, and the expense ratios of the Turner Funds and the Portfolios. In addition, the Trustees evaluated the performance of the Portfolios since their inception, nature and quality of the services expected to be rendered to the Turner Funds by Turner Partners, as well as the services provided by Turner Partners to the Portfolios, that the compensation payable to Turner Partners will be the same for the Turner Funds as for the Portfolios, the history, reputation, qualification and background of Turner Partners and the qualifications of its personnel and its financial condition, and the benefits expected to be realized by the Shareholders of the Portfolios as a result of the Reorganization.

     After careful review and evaluation, the Trustees have determined to recommend that the Shareholders of the Portfolios approve the Agreement and Plan of Reorganization and Liquidation and the Reorganization transaction. If this recommendation is not adopted by Shareholders of the Portfolios, the Portfolios will continue to operate in the same manner as prior to the proposed Reorganization. In order for the Agreement to be approved, a majority of the Shareholders of all of the Portfolios, voting together, must approve of the Agreement.


COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF THE
PORTFOLIOS AND THE TURNER FUNDS

     Each of the newly organized portfolios of the Turner Funds has an investment objective that is identical to the investment objective of each corresponding Portfolio of the Trust. The newly-organized portfolios of the Turner Funds, however, have slightly increased investment flexibility, especially with regard to making investments in futures, options and commodities contracts based on financial instruments. Despite this increased flexibility, however, it is not anticipated that the actual investment strategies employed by Turner Partners for the Turner Funds will be materially different than those of the Portfolios.

     As mentioned above, the Turner Funds have increased flexibility to invest in futures, options, options on futures and commodities contracts based on financial instruments, despite the fact that Turner Partners has no intention of changing the investment strategy of each of the newly-organized portfolios. This increased investment flexibility, however, will allow Turner Partners to engage in these transactions if market conditions so warrant. In addition to this increased investment flexibility with regard to futures and options, the Turner Funds have enhanced their ability to borrow money, to lend their securities, and to make other types of investments that were previously unavailable to the Portfolios. While these new investment techniques may allow the Turner Funds to react quickly to changing market conditions, and to earn additional income by lending securities, Turner Partners has no present intention of engaging in these additional investment techniques.

     The Turner Funds' new limitation on borrowing will allow the Funds substantial flexibility to borrow money. Under positions established by the SEC staff, investment strategies which obligate a fund to purchase securities at a future date or otherwise require that a fund segregate assets, are considered to be "borrowings." However, by segregating assets equal to the amount of such "borrowings" as required by Section 18 of the 1940 Act, these investment strategies will not result in the issuance of "senior securities" by the Funds and, as a result, will not lead the Funds to be leveraged in the traditional sense since the Funds' ability to borrow is reduced by one dollar for every dollar of their assets that is segregated.

     The Turner Funds' new limitation on lending will afford the Funds substantial flexibility to lend their securities. In securities lending transactions, although there may be risks of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent, a fund may be able to realize additional income.

     The Turner Funds' new limitation regarding commodities and commodities contracts is intended to allow the Funds to engage to the extent permitted by law in transactions involving commodities contracts relating to financial instruments (i.e., financial futures contracts and options on such contracts). Thus, while the Funds may not acquire physical commodities or futures contracts thereon, the Funds may invest in financial futures and options.

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Similarly, the Funds may buy and sell futures contracts and related options to manage their exposure to changing interest rates and securities prices. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. Further, the Funds will limit their use of futures to the extent necessary to qualify for exemption from regulation by the Commodities Futures Trading Commission.

     The Turner Funds' new limitation on short sales and margin sales will afford the Funds substantial flexibility to engage in these types of transaction. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the indentical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities through, for example, its ownership of warrants, options, or convertible bonds. The proposed non-fundamental limitation would clarify that short sales against the box are not deemed to constitute short sales of securities. Margin purchases involve the purchase of securities with money borrowed from a broker, "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Funds' limitation prohibits purchases of securities on margin, except that the Funds may obtain such short-term credits as may be necessary for the clearance of transactions, and may make initial and variation margin payments in connection with the purchase and sale of futures contracts and options thereon.

     Approval of the Agreement and the Reorganization transaction is not expected to have a material impact in the foreseeable future on the management of the assets of the Funds, the investment performance of the Funds, with securities or instruments in which each of the Funds may invest. The
Funds will, however, have increased ability to compete in the competitive mutual fund industry and to adapt to regulatory, market or other changes.

DESCRIPTION OF TURNER INVESTMENT PARTNERS, INC.

     Turner Investment Partners, Inc. ("Turner Partners" or the "Adviser") is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of the Adviser. As of December 31, 1995, the Adviser had discretionary management authority with respect to approximately $2.5 billion of assets. The Adviser has provided investment advisory services to investment companies since 1992. The principal business address of the Adviser is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312.

     Robert E. Turner, CFA, Chairman and Chief Investment Officer of the Adviser, has managed the Turner Growth Equity Portfolio since its inception and will manage the Growth Equity Fund. Mr. Turner founded Turner Partners in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 15 years of investment experience.

     William H. Chenoweth, CFA, Senior Equity Portfolio Manager of the Adviser, has managed the Turner Small Cap Portfolio since its inception and will manage the Small Cap Fund. Mr. Chenoweth joined Turner Partners in 1993. Prior to 1993, he was Second Vice President with Jefferson-Pilot Corporation. He has 11 years of investment experience.

     Mark D. Turner, President and Director of Fixed Income Management of the Adviser, is the manager of the Turner Fixed Income Portfolio and the Fixed Income Fund. Mr. Turner joined Turner Partners in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 14 years of investment experience.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE FOR THE
                                                                    ---
PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION.

GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

Distribution.   SEI Financial Services Company ("SFS"), a wholly-owned
subsidiary of SEI

Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 ("SEI"), acts as the Distributor of the Trust's shares pursuant to a Distribution Agreement dated November 14, 1991, as amended August 8, 1994, between the Trust and SFS. Alfred P. West, Jr. serves as Chairman of the Board and Chief Executive Officer of SFS and SEI, and Henry H. Greer serves as Director, President and Chief Operating Officer of SFS and SEI.

Portfolio Transactions. For the Trust's fiscal year ended October 31, 1995, the portfolios paid the following amounts in brokerage commissions to affiliates of the portfolios.

                      Total                 Amount Paid to         % Paid to
Portfolio      Brokerage Commissions       Affiliated Broker   Affiliated Broker
---------      ---------------------       -----------------   -----------------
Growth Equity         $581,138                   $1,314             .23%
Small Cap             $ 41,882                   $  157             .37%

5% Shareholders.   As of February 23, 1996, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of the Portfolios:

                        NAME AND ADDRESS                                             PERCENTAGE OF
PORTFOLIO             OF BENEFICIAL OWNER             NUMBER OF SHARES             PORTFOLIO'S SHARES
-----------           -------------------             ----------------             ------------------
Turner Growth         Corestates Bank NA TTEE               419,566.5930                  6.10%
 Equity Portfolio     Montgomery, McCracken,
                      Walker & Rhoads
                      Retirement Plan
                        02320-07-A
                      PO Box 7829
                      Philadephia, PA  19101-7829

                      Plumbers Local Union #690             411,215.8970                  5.98%
                      Pension Fund
                      2791 Southampton Rd.
                      Philadelphia, PA  19154

                      Batrus & Co.                          806,350.1820                 11.73%
                      C/O Bankers Trust Co.
                      PO Box 9005
                      Church Street Station
                      New York, NY  10006

                      Retirement Plan for Employees         523,528.8840                  7.61%
                        of Bridgeport Hospital
                      C/O People's Bank Trust Dept.
                      850 Main Street 13th Fl
                      Bridgeport, CT  06604

                      Saul & Co.                            447,348.9210                  6.50%
                      FBO Sheet Metal Annuity
                      C/O First Fidelity Bank
                      PO Box 1289
                      Newark, NJ  07102

                      McNeil Acquistion                     428,717.3220                  6.23%
                        Partners LP
                      PO Box 803598
                      Dallas, TX  75380-3598

Turner Small          John C. Weber Jr.                      78,304.8940                 10.07%
 Cap Portfolio        PO Drawer 2108 C
                      Ocala, FL  32678

                      Christina Weber Trust                  77,809.4340                 10.00%
                      U/A 6-2-91
                      Live Oak Farm
                      9275 SW 9th Street Rd.
                      Ocala, FL  32674

                      Chester C. Weber Trust                 52,221.1100                  6.71%
                      Live Oak Farm
                      9275 SW 9th STreet Rd.
                      Ocala, FL  32674

                      Charles Schwab & Co. Inc.             110,503.6030                 14.20%
                      Spec. Cust. Acct. P/B/O of
                      Customers
                      Attn: Mutual Funds
                      101 Montgomery St.
                      San Francisco, CA  94104

                      The Rosses Investments LP              62,220.7050                  8.00%
                      Attn: Mike Boyle
                      203 McKnight Park Drive
                      Pittsburgh, PA  15237

SFM owns all of the outstanding shares of the Turner Fixed Income Portfolio.

The Trust's Trustees and Officers beneficially own less than 1% of the shares of the trust.

Adjournment.   In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

Required Vote.   Approval of the Proposal with respect to a Portfolio requires the affirmative vote of a majority of the Shareholders of the Portfolios voting together.

Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining the number of voting securities present at the Meeting, and will therefore have the effect of counting against the Proposal.

Shareholder Proposals.   The Trust does not hold annual Shareholder Meetings.
Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Corporation, Legal Department, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

Reports to Shareholders. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-738-2922.

Other Matters.   The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                          ----------------------------


     SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                                                                       EXHIBIT A


                          FORM OF AGREEMENT AND PLAN
                       OF REORGANIZATION AND LIQUIDATION


     AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of _________, 1996 (the "Agreement"), by and between The Advisors' Inner Circle Fund (the "Trust"), a Massachusetts business trust, on behalf of the Turner Growth Equity Portfolio, the Turner Small Cap Portfolio and the Turner Fixed Income Portfolio (collectively, the "Acquired Funds"), and Turner Funds ("Turner Funds") a Massachusetts business trust, on behalf of the Growth Equity Fund, the Small Cap Fund and the Fixed Income Fund (collectively, the "Acquiring Funds").

     WHEREAS, the Trust was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust has authorized capital consisting of an unlimited number of units of beneficial interest without par value of separate series of the Trust. The Acquired Funds are duly organized and validly existing series of the Trust;

     WHEREAS, Turner Funds was organized under Massachusetts law as a business trust under a Declaration of Trust dated February 1, 1996. Turner Funds is an open-end management investment company registered under the 1940 Act. Turner Funds has authorized capital consisting of an unlimited number of units of beneficial interest with a par value of $.00001 of separate series of Turner Funds. The Acquiring Funds is a duly organized and validly existing series of the Turner Funds;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the transfer of all of the assets of the Acquired Funds solely in exchange for the assumption by the corresponding series of the Acquiring Funds of all or substantially all of the liabilities of the Acquired Funds and units of beneficial interest of the corresponding series of the Acquiring Funds ("Acquiring Funds Shares") followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such Acquiring Funds Shares to the holders of units of beneficial interest of the Acquired Funds ("Acquired Funds Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Funds. The parties hereto covenant and agree as follows:

1.   Plan of Reorganization.  At the Effective Time, the Acquired Funds will
     ----------------------
assign, deliver and otherwise transfer all of their assets and good and marketable title thereto, and assign all or substantially all of the liabilities as are set forth in a statement of assets and responsibilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the Acquiring Funds free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the Acquiring Funds shall acquire all such assets, and shall assume all such liabilities of the Acquired Funds, in exchange for delivery to the Acquired Funds by the Acquiring Funds of a number of Acquiring Funds Shares (both full and fractional) equivalent in number and value to the Acquired Funds Shares outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Acquired Funds, as set forth in the Statement of Assets and Liabilities attached hereto as Exhibit A, shall be exclusively assigned to and assumed by the Acquiring Funds. All debts, liabilities, obligations and duties of the Acquired Funds, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the Acquiring Funds and may be enforced against the Acquiring Funds to the same extent as if the same had been incurred by the Acquiring Funds.

2.   Transfer of Assets.  The assets of the Acquired Funds to be acquired by the
     ------------------
corresponding series of the Acquiring Funds and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Funds and other property owned by the Acquired Funds at the Effective Time.

3.   Liquidation and Dissolution of the Acquired Funds.  At the Effective Time,
     -------------------------------------------------
the Acquired Funds will liquidate and the Acquiring Funds Shares (both full and fractional) received by the Acquired Funds will be distributed to the shareholders of record of the Acquired Funds as of the Effective Time in exchange for their respective Acquired Funds Shares and in complete liquidation of the Acquired Funds. Each shareholder of the Acquired Funds will receive a number of Acquiring Funds Shares equal in number and value to the Acquired Funds Shares held by that shareholder, and each Acquiring Funds and Acquired Funds share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Funds in the name of each shareholder of the Acquired Funds and representing the respective number of Acquiring Funds Shares due such shareholder. As soon as practicable after the Effective Time, but not later than June 30, 1996, the Trust shall take all steps as shall be necessary and proper to effect a complete termination of the Acquired Funds.

4.   Representations and Warranties of the Acquiring Funds.  The Acquiring Funds
     -----------------------------------------------------
represent and warrant to the Acquired Funds as follows:

     (a)  Organization, Existence, etc.  Turner Funds is a business trust duly
          -----------------------------
     organized, validly existing and in good standing under the laws of the

     Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

     (b)  Registration as Investment Company. Turner Funds is registered under
          ----------------------------------
     the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is [WILL BE] in full force and effect.

     (c)  Financial Statements.  The unaudited financial statements, if any, of
          --------------------
     Turner Funds relating to the Acquiring Funds dated as of _____________, 1996 (the "Acquiring Funds Financial Statements"), which will, if available, be delivered to the Acquired Funds as of the Effective Time, will fairly present the financial position of the Acquiring Funds as of the date thereof.

     (d)  Shares to be Issued Upon Reorganization. The Acquiring Funds Shares to
          ---------------------------------------
     be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Funds Shares or any other securities issued by the Acquiring Funds.

     (e)  Authority Relative to this Agreement.  Turner Funds, on behalf of the
          ------------------------------------
     Acquiring Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Turner Funds Board of Trustees, and no other proceedings by the Acquiring Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquiring Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     (f)  Liabilities. There are no liabilities of the Acquiring Funds, whether
          -----------
     or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Funds Financial Statements and liabilities incurred in the ordinary course of business subsequent to the Effective Time or otherwise previously disclosed to the Acquired Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Funds.

     (g)  Litigation. Except as previously disclosed to the Acquired Funds,
          ----------
     there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Funds, threatened which would materially adversely affect the Acquiring Funds or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

     (h)  Contracts.  Except for contracts and agreements disclosed to the
          ---------
     Acquired

     Funds, under which no default exists, each of the Acquiring Funds is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquiring Funds.

     (i)  Taxes. As of the Effective Time, all Federal and other tax returns and
          -----
     reports of the Acquiring Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

5.   Representations and Warranties of the Acquired Funds.  The Acquired Funds
     ----------------------------------------------------
represent and warrant to the Acquiring Funds as follows:

     (a)  Organization, Existence, etc.  The Trust is a business trust duly
          -----------------------------
     organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

     (b)  Registration as Investment Company. The Trust is registered under the
          ----------------------------------
     1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     (c)  Financial Statements.  The audited financial statements of the Trust
          --------------------
     relating to the Acquired Funds for the fiscal year ended October 31, 1995, and the unaudited financial statements of the Acquired Funds dated as of March 31, 1996 (the "Acquired Funds Financial Statements"), as delivered to the Acquiring Funds, fairly present the financial position of the Acquired Funds as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

     (d)  Marketable Title to Assets. Each of the Acquired Funds will have, at
          --------------------------
     the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Funds. Upon delivery and payment for such assets, each of the Acquiring Funds will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

     (e)  Authority Relative to this Agreement. The Trust, on behalf of the
          ------------------------------------
     Acquired Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Trust's Board of Trustees, and, except for approval by the shareholders of the Acquired Funds, no other proceedings by the Acquired Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquired Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     (f)  Liabilities. There are no liabilities of the Acquired Funds, whether
          -----------
     or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Funds Financial Statements and liabilities incurred in the ordinary course of business subsequent to March 31, 1996, or otherwise previously disclosed to the Acquiring Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquired Funds. The Trust's Registration Statement, which is on file with the Securities and Exchange Commission, does not contain an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (g)  Litigation. Except as previously disclosed to the Acquiring Funds,
          ----------
     there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Funds, threatened which would materially adversely affect the Acquired Funds or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

     (h)  Contracts. Except for contracts and agreements disclosed to the
          ---------
     Acquiring Funds, under which no default exists, each of the Acquired Funds, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

     (i)  Taxes. As of the Effective Time, all Federal and other tax returns and
          -----
     reports of the Acquired Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

6.   Conditions Precedent to Obligations of the Acquiring Funds.
     ----------------------------------------------------------

     (a) All representations and warranties of the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

     (b) The Acquiring Funds shall have received an opinion of counsel for the Acquired Funds, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquiring Funds, to the effect that (i) the Acquired Funds are duly organized and validly existing series of the Trust under the laws of the Commonwealth of Massachusetts;
     (ii) the Trust is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of each of the Acquired Funds and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Funds and is a valid and binding obligation of the Acquired Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquired Funds to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Funds; and (v) upon consummation of this Agreement, the Acquiring Funds shall have acquired all of the Acquired Funds's assets listed in the Statement of Assets and Liabilities, free and clear of all liens encumbrances or adverse claims.

     (c) The Acquired Funds shall have delivered to the Acquiring Funds at the Effective Time the Acquired Funds' Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Funds as to the aggregate asset value of the Acquired Funds' portfolio securities.

7.   Conditions Precedent to Obligations of the Acquired Funds.
     ---------------------------------------------------------

     (a) All representations and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

     (b) The Acquired Funds shall have received an opinion of counsel for the Acquiring Funds, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquired Funds, to the effect that: (i) the Acquiring Funds are duly organized and validly existing series of Turner Funds under the laws of the Commonwealth of Massachusetts;
     (ii) Turner Funds is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of each of the Acquiring Funds and this Agreement has been duly executed and delivered by the Acquiring Funds and is a valid and binding obligation of the Acquiring Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquiring Funds to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Funds; and (v) the Acquiring Funds Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

8.   Further Conditions Precedent to Obligations of the Acquired Funds and the
     -------------------------------------------------------------------------
     Acquiring Funds.  The obligations of the Acquired Funds and the Acquiring
     ---------------
     Funds to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

     (a) Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

     (b) With respect to the Acquired Funds, the Trust will call a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by shareholders of each of the Acquired Funds of this Agreement and the transactions contemplated herein, including the Reorganization and the termination of the Acquired Funds if the Reorganization is consummated. The Trust has prepared or will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Acquiring Funds has furnished or will furnish a current, effective Prospectus relating to the Acquiring Funds Shares for incorporation within and/or distribution with the Proxy Materials, and with such other information relating to the Acquiring Funds as is reasonably necessary for the preparation of the Proxy Materials.

     (c) The Registration Statement on Form N-1A of the Acquiring Funds shall be effective under the Securities Act of 1933 and, to the best knowledge of the Acquiring Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     (d) The shares of the Acquiring Funds shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

     (e) The Acquired Funds and the Acquiring Funds shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Funds and the Acquiring Funds substantially to the effect that for Federal income tax purposes:

          (1) No gain or loss will be recognized to the Acquired Funds upon the transfer of its assets in exchange solely for the Acquiring Funds Shares and the assumption by the Acquiring Funds of the corresponding Acquired Fund's stated liabilities;

          (2) No gain or loss will be recognized to the Acquiring Funds on its receipt of the Acquired Funds' assets in exchange for the Acquiring Funds

          Shares and the assumption by the Acquiring Funds of the corresponding Acquired Fund's liabilities;

          (3) The basis of an Acquired Fund's assets in the corresponding Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the conversion;

          (4) The Acquiring Funds' holding period for the assets transferred to the Acquiring Funds by the Acquired Funds will include the holding period of those assets in the corresponding Acquired Fund's hands immediately before the conversion;

          (5) No gain or loss will be recognized to the Acquired Funds on the distribution of the Acquiring Funds Shares to the Acquired Funds' shareholders in exchange for their Acquired Funds Shares;

          (6) No gain or loss will be recognized to the Acquired Funds' shareholders as a result of the Acquired Funds' distribution of Acquiring Funds Shares to the Acquired Funds' shareholders in exchange for the Acquired Funds' shareholders' Acquired Funds Shares;

          (7) The basis of the Acquiring Funds Shares received by the Acquired Funds' shareholders will be the same as the adjusted basis of that Acquired Funds' shareholders' Acquired Funds Shares surrendered in exchange therefor; and

          (8) The holding period of the Acquiring Funds Shares received by the Acquired Funds' shareholders will include the Acquired Funds' shareholders' holding period for the Acquired Funds' shareholders' Acquired Funds Shares surrendered in exchange therefor, provided that said Acquired Funds Shares were held as capital assets on the date of the conversion.

     (f) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of each of the Acquired Funds entitled to vote at an annual or special meeting.

     (g) The Board of Trustees of Turner Funds, at a meeting duly called for such purpose, shall have authorized the issuance by each of the Acquiring Funds of Acquiring Funds Shares at the Effective Time in exchange for the assets of the Acquired Funds pursuant to the terms and provisions of this Agreement.

9.  Effective Time of the Reorganization.  The exchange of the Acquired Funds's
    ------------------------------------
assets for Acquiring Funds Shares shall be effective as of close of business on April 30, 1996, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

10.  Termination.  This Agreement and the transactions contemplated hereby may
     -----------
be terminated and abandoned without penalty by resolution of the Board of Trustees of the Trust, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

11.  Amendment.  This Agreement may be amended, modified or supplemented in such
     ---------
manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders' Meeting called on behalf of the Acquired Funds pursuant to Section 8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Funds Shares to be paid to the Acquired Funds' shareholders under this Agreement to the detriment of the Acquired Funds, shareholders without their further approval.

12.  Governing Law.  This Agreement shall be governed and construed in
     -------------
accordance with the laws of the State of Massachusetts.

13.  Notices.  Any notice, report, statement or demand required or permitted by
     -------
and provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

if to the Acquiring Funds:

Mr. Robert E. Turner
Turner Investment Partners, Inc.
1235 Westlakes Drive, Suite 350
Berwyn, PA  19312

with a copy to:

James W. Jennings, Esq.
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, PA  19103

if to the Acquired Funds:

Robert B. Carroll, Esq.
SEI Corporation
680 East Swedesford Road
Wayne, PA  19087-1658
with a copy to:

Richard W. Grant, Esq.
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, PA  19103

14. Fees and Expenses.
    -----------------

     (a) Each of the Acquiring Funds and the Acquired Funds represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by each of the Acquired Funds and the Acquiring Funds will be borne by Turner Investment Partners, Inc. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the 1934 Act; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Funds Shares to be issued in connection herewith in each state in which the Acquired Funds' shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (iv) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Funds shall pay its own Federal and state registration fees.

15.  Headings, Counterparts, Assignment.
     ----------------------------------

     (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

     (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

16.  Entire Agreement.  Each of the Acquiring Funds and the Acquired Funds agree
     ----------------
that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

17.  Further Assurances.  Each of the Acquiring Funds and the Acquired Funds
     ------------------
shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

18.  Binding Nature of Agreement.  As provided in each Trust's Declaration of
     ---------------------------
Trust on file with the Secretary of State of the Commonwealth of Massachusetts, this Agreement was executed by the undersigned officers of Turner Funds and the Trust, on behalf of each of the Acquiring Funds and the Acquired Funds, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of each Trust. Moreover, no series of a trust shall be liable for the obligations of any other series of that trust.

Attest:                       THE ADVISORS' INNER CIRCLE FUND,
                              on behalf of its series, the
                              Turner Growth Equity Portfolio, the Turner Small Cap Portfolio and the Turner Fixed Income Fund

________________________      By:______________________________


Attest:                       TURNER FUNDS, on behalf of its series,
                              the Growth Equity Fund, the Small Cap Fund and the Fixed Income Fund

_______________________       By:_______________________________

                        THE ADVISORS' INNER CIRCLE FUND
                         TURNER GROWTH EQUITY PORTFOLIO

                      SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 15, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Robert B. Carroll as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner Growth Equity Portfolio of The Advisors' Inner Circle Fund (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Monday, April 15, 1996, at 10:00 a.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization and Liquidation between the Trust, on behalf of the Turner Growth Equity Portfolio, and the Turner Funds (the "Turner Funds"), on behalf of the Growth Equity Fund and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.    Approve an Agreement and Plan of Reorganization and Liquidation
               (the "Agreement") between The Advisors' Inner Circle Fund (the
               "Trust"), on behalf of the Turner Growth Equity Portfolio, and the Turner Funds (the "Turner Funds"), on behalf of the Growth
               Equity Fund.

                   For       Against      Abstain
               ----      ----         ----

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:                 , 1996
      -----------------             --------------------------------
                                    Signature of Shareholder



                                    --------------------------------
                                    Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                        THE ADVISORS' INNER CIRCLE FUND
                           TURNER SMALL CAP PORTFOLIO

                      SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 15, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Robert B. Carroll as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner Small Cap Portfolio of The Advisors' Inner Circle Fund (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Monday, April 15, 1996, at 10:00 a.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization and Liquidation between the Trust, on behalf of the Turner Small Cap Portfolio, and the Turner Funds (the "Turner Funds"), on behalf of the Small Cap Fund and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.    Approve an Agreement and Plan of Reorganization and Liquidation
               (the "Agreement") between The Advisors' Inner Circle Fund (the
               "Trust"), on behalf of the Turner Small Cap Portfolio, and the Turner Funds (the "Turner Funds"), on behalf of the Small Cap
               Fund.

                   For       Against      Abstain
               ----      ----         ----

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

                                    Signature of Shareholder


                                    --------------------------------
                                    Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                        THE ADVISORS' INNER CIRCLE FUND
                         TURNER FIXED INCOME PORTFOLIO

                      SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 15, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Robert B. Carroll as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner Fixed Income Portfolio of The Advisors' Inner Circle Fund (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Monday, April 15, 1996, at 10:00 a.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization and Liquidation between the Trust, on behalf of the Turner Fixed Income Portfolio, and the Turner Funds (the "Turner Funds"), on behalf of the Fixed Income Fund and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.    Approve an Agreement and Plan of Reorganization and Liquidation
               (the "Agreement") between The Advisors' Inner Circle Fund (the
               "Trust"), on behalf of the Turner Fixed Income Portfolio, and the Turner Funds (the "Turner Funds"), on behalf of the Fixed Income
               Fund.

                   For       Against      Abstain
               ----      ----         ----

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.



Dated:                 , 1996
      -----------------             --------------------------------

Dated:                 , 1996
      -----------------             --------------------------------
                                    Signature of Shareholder


                                    --------------------------------
                                    Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.